Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD TRUST REPORTS FIRST QUARTER 2016 RESULTS

Adjusted EBITDA Increased 18%

Adjusted Funds From Operations per Share Increased 20%

Announced a Definitive Agreement to Sell a 5-Hotel Portfolio of Select-Service Hotels

DALLAS, May 5, 2016 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“the Company” or “Ashford Trust”) today reported financial results and performance measures for the first quarter ended March 31, 2016. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of March 31, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the first quarter ended March 31, 2016, with the first quarter ended March 31, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•                  Opportunistic focus on upper-upscale, full-service hotels

•                  Targets moderate debt levels of approximately 55 — 60% net debt/gross assets

•                  Highly-aligned management team and advisory structure

•                  One of the highest long-term total shareholder returns in the industry

•                  Attractive dividend yield of approximately 8.5%

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all hotels increased 2.5% during the quarter

•                  RevPAR for all hotels not under renovation increased 3.2% during the quarter

•                  Adjusted EBITDA increased $15.6 million or 18%

•                  Adjusted funds from operations (AFFO) was $0.36 per diluted share for the quarter as compared with $0.30 from the prior-year quarter representing an increase of 20%

•                  The Company’s common stock is currently trading at an approximate 8.5% dividend yield

•                  In the first quarter, the Company completed the refinancing of three mortgage loans with existing balances of approximately $268 million with a new loan totaling $412.5 million, resulting in excess proceeds of approximately $118 million after closing costs and reserves

•                  Subsequent to quarter-end, on April 18, 2016, the Company announced that it had entered into a definitive agreement to sell a 5-hotel, 1,396-room portfolio of select-service hotels for $142 million in cash ($102,000 per key)

•                  Capex invested in the quarter was $40.7 million

CAPITAL STRUCTURE

At March 31, 2016, the Company had total assets of $5.0 billion in continuing operations.  As of March 31, 2016, the Company had $3.9 billion of mortgage debt in continuing operations. Ashford Trust’s total combined debt had a blended average interest rate of 5.2%.

In the first quarter, the Company completed the refinancing of three mortgage loans with existing balances of approximately $268 million. The previous loans that were refinanced included: the $91 million UBS 2 loan, the $103 million Merrill 2 loan and the $74 million Merrill 7 loan. The new loan totals $412.5 million and resulted in excess proceeds of approximately $118 million after closing costs and reserves. The new loan is interest only and provides for a floating interest rate of LIBOR + 5.52%.  The next hard debt maturity for the Company is in April 2017.

SELECT-SERVICE HOTEL PORTFOLIO SALES PROCESS UPDATE

On April 18, 2016, the Company announced that it had entered into a definitive agreement to sell a 5-hotel, 1,396-room portfolio of select-service hotels for $142 million in cash ($102,000 per key) to Noble Investment Group (“Noble”).  The portfolio is comprised of the 146-room Courtyard Edison in Edison, NJ; the 150-room Residence Inn Buckhead in Atlanta, GA; and the 312-room Courtyard Lake Buena Vista, 388-room Fairfield Inn Lake Buena Vista and 400-room Springhill Suites Lake Buena Vista in Orlando, FL. The three Orlando properties are managed by Marriott and the other two properties are managed by Remington Lodging.

The purchase price, including projected capex to be invested by Noble, represents a trailing 12-month cap rate of 8.0% on net operating income. On a trailing 12-month basis, the portfolio achieved RevPAR of $84, with occupancy of 79% and Average Daily Rate of $106. The portfolio has an existing debt balance of approximately $98 million, and the Company expects the net proceeds from the disposition to be approximately $37 million after debt repayment and transaction costs. The Company intends to use the net proceeds from the sale for general corporate purposes including net debt reduction, stock buybacks, or the acquisition of full-service hotels in line with the Company’s refined investment strategy. The transaction is scheduled to close in the second quarter, subject to certain closing conditions.

STRATEGY REFINEMENTS

Ashford Trust is reaffirming its previously announced strategy refinements as follows:

•                  The Company will focus on acquiring and owning upper-upscale, full-service hotels

•                  The Company is not planning nor expects any future platform spinoffs

•                  The Company will continue to target a net debt to gross assets ratio of 55% - 60%

•                  The Company will continue to target cash and cash equivalents at a level of 25% - 35% of its total equity market capitalization for the purposes of:

•                  property-level and corporate-level working capital needs

•                  as a hedge against a downturn in the economy or hotel fundamentals

•                  to be prepared to pursue accretive investments or stock buybacks as those opportunities arise

PORTFOLIO REVPAR

As of March 31, 2016, the Ashford Trust portfolio consisted of direct hotel investments with 132 properties classified in continuing operations.  During the first quarter of 2016, 117 of the Company’s hotels included in continuing operations were not under renovation.  The Company believes reporting its operating metrics for the hotels in continuing operations on a comparable total basis (all 132 hotels) and comparable not under renovation basis (117 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Comparable RevPAR increased 2.5% to $113.55 for all hotels on a 3.4% increase in ADR and a 0.8% decrease in occupancy

•                  Comparable RevPAR increased 3.2% to $112.68 for hotels not under renovation on a 3.3% increase in ADR and a 0.1% decrease in occupancy

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HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the 132 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On March 14, 2016, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the first quarter ending March 31, 2016, payable on April 15, 2016, to shareholders of record as of March 31, 2016.

“Subsequent to quarter-end, we took the first step in our strategy of divesting of our non-core, select-service assets with the announced sale of the five-hotel portfolio,” commented Monty J. Bennett, Ashford Trust’s Chairman and Chief Executive Officer. “This transaction is expected to close in the second quarter and will provide us with additional financial flexibility to execute on our refined strategy.  We are committed to maximizing value for our shareholders as we focus on generating superior operating performance and continuing to execute on opportunistic sales of our remaining select-service assets.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, May 6, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2494.  A replay of the conference call will be available through Friday, May 13, 2016, by dialing (719) 457-0820 and entering the confirmation number, 3723314.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, May 6, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	March 31,	December 31,
	2016	2015

ASSETS
Investments in hotel properties, net	$4,393,701	$4,419,684
Cash and cash equivalents	226,877	215,078
Restricted cash	162,146	153,680
Accounts receivable, net of allowance of $724 and $715, respectively	55,367	40,438
Inventories	4,785	4,810
Note receivable, net of allowance of $6,971 and $7,083, respectively	3,797	3,746
Investment in Ashford Inc.	6,097	6,616
Investment in securities investment fund	52,886	55,952
Deferred costs, net	3,642	3,847
Prepaid expenses	22,693	12,458
Derivative assets, net	10,833	3,435
Other assets	14,303	10,647
Intangible assets, net	11,294	11,343
Due from Ashford Prime, net	13	528
Due from related party, net	1,865	—
Due from third-party hotel managers	17,783	22,869
Total assets	$4,988,082	$4,965,131

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,879,225	$3,840,617
Accounts payable and accrued expenses	140,473	123,444
Dividends payable	22,890	22,678
Unfavorable management contract liabilities	2,861	3,355
Due to Ashford Inc., net	11,080	9,856
Due to related party, net	—	1,339
Due to third-party hotel managers	2,555	2,504
Intangible liabilities, net	16,396	16,494
Other liabilities	17,020	14,539

Total liabilities	4,092,500	4,034,826

Redeemable noncontrolling interests in operating partnership	125,162	118,449

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at March 31, 2016 and December 31, 2015	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at March 31, 2016 and December 31, 2015	95	95
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at March 31, 2016 and December 31, 2015	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 95,686,492 and 95,470,903 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	957	955
Additional paid-in capital	1,597,087	1,597,194
Accumulated deficit	(828,514)	(787,221)
Total stockholders’ equity of the Company	769,688	811,086
Noncontrolling interest in consolidated entities	732	770
Total equity	770,420	811,856

Total liabilities and equity	$4,988,082	$4,965,131

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015

REVENUE
Rooms	$290,615	$200,990
Food and beverage	63,055	39,553
Other	13,709	8,832
Total hotel revenue	367,379	249,375
Other	393	860
Total revenue	367,772	250,235

EXPENSES
Hotel operating expenses
Rooms	63,102	43,153
Food and beverage	43,101	26,280
Other expenses	113,137	74,782
Management fees	13,695	9,657
Total hotel operating expenses	233,035	153,872
Property taxes, insurance and other	18,612	11,594
Depreciation and amortization	62,162	37,864
Impairment charges	(111)	(106)
Transaction costs	95	499
Advisory services fee:
Base advisory fee	8,540	8,011
Reimbursable expenses	1,463	1,385
Non-cash stock/unit-based compensation	900	171
Corporate, general and administrative:
Other general and administrative	1,673	4,840
Total operating expenses	326,369	218,130

OPERATING INCOME	41,403	32,105

Equity in loss of unconsolidated entities	(3,585)	(6,622)
Interest income	63	16
Gain (loss) on acquisition of Highland JV and sale of hotel properties	(114)	380,705
Other income (expense)	(252)	4,330
Interest expense, net of premiums	(49,765)	(31,629)
Amortization of loan costs	(6,178)	(3,006)
Write-off of loan costs and exit fees	—	(4,767)
Unrealized loss on marketable securities	—	(1,802)
Unrealized gain (loss) on derivatives	6,918	(1,698)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11,510)	367,632
Income tax expense	(629)	(825)
NET INCOME (LOSS)	(12,139)	366,807
Loss from consolidated entities attributable to noncontrolling interest	38	25
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,112	(45,336)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(9,989)	321,496
Preferred dividends	(8,490)	(8,490)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(18,479)	$313,006

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.20)	$3.25
Weighted average common shares outstanding — basic	94,136	95,539

Diluted:
Net income (loss) attributable to common stockholders	$(0.20)	$3.13
Weighted average common shares outstanding — diluted	94,136	113,912

Dividends declared per common share:	$0.12	$0.12

Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(9,989)	$321,496
Preferred dividends	(8,490)	(8,490)
Net income (loss) attributable to common stockholders	$(18,479)	$313,006

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net income (loss)	$(12,139)	$366,807
Loss from consolidated entities attributable to noncontrolling interest	38	25
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,112	(45,336)
Net income (loss) attributable to the Company	(9,989)	321,496
Interest income	(63)	(16)
Interest expense and amortization of premiums and loan costs, net	55,913	34,606
Depreciation and amortization	62,101	37,820
Income tax expense	629	825
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,112)	45,336
Equity in loss of unconsolidated entities	519	6,622
Company’s portion of EBITDA of Ashford Inc.	115	(2,278)
Company’s portion of EBITDA of Ashford Prime	—	2,910
Company’s portion of EBITDA of Highland JV	—	11,982
EBITDA available to common stockholders and OP unitholders	107,113	459,303
Amortization of unfavorable management contract liabilities	(494)	(494)
Impairment charges	(111)	(106)
(Gain) loss on acquisition of Highland JV and sale of hotel properties	114	(380,705)
Write-off of loan costs and exit fees	—	4,767
Other (income) expense (1)	252	(4,330)
Transaction, acquisition and management conversion costs	218	3,924
Legal judgment and related legal costs	24	24
Unrealized loss on marketable securities	—	1,802
Unrealized (gain) loss on derivatives	(6,918)	1,698
Dead deal costs	(3)	55
Non-cash stock/unit-based compensation	984	171
Company’s portion of unrealized loss of investment in securities investment fund	3,066	—
Company’s portion of adjustments to EBITDA of Ashford Inc.	748	3,324
Company’s portion of adjustments to EBITDA of Ashford Prime	—	(82)
Adjusted EBITDA available to common stockholders and OP unitholders	$104,993	$89,351

NOTES:

(1)     Other (income) expense, which primarily consists of costs associated with credit default swaps in both periods and net realized gain/loss on marketable securities in 2015, is excluded from Adjusted EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net income (loss)	$(12,139)	$366,807
Loss from consolidated entities attributable to noncontrolling interest	38	25
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,112	(45,336)
Preferred dividends	(8,490)	(8,490)
Net income (loss) attributable to common stockholders	(18,479)	313,006
Depreciation and amortization on real estate	62,101	37,820
(Gain) loss on acquisition of Highland JV and sale of hotel properties	114	(380,705)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,112)	45,336
Equity in loss of unconsolidated entities	519	6,622
Company’s portion of FFO of Ashford Inc.	(155)	(2,747)
Company’s portion of FFO of Ashford Prime	—	1,452
Company’s portion of FFO of Highland JV	—	3,791
FFO available to common stockholders and OP unitholders	41,988	24,575
Write-off of loan costs and exit fees	—	4,767
Other impairment charges	(111)	(106)
Other (income) expense (1)	252	(4,330)
Legal judgment and related legal costs	24	24
Transaction, acquisition and management conversion costs	218	3,924
Unrealized loss on marketable securities	—	1,802
Unrealized (gain) loss on derivatives	(6,918)	1,698
Dead deal costs	(3)	55
Non-cash stock/unit-based compensation	984	171
Company’s portion of unrealized loss of investment in securities investment fund	3,066	—
Company’s portion of adjustments to FFO of Ashford Inc.	748	1,744
Company’s portion of adjustments to FFO of Ashford Prime	—	(148)
Adjusted FFO available to common stockholders and OP unitholders	$40,248	$34,176
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.36	$0.30
Weighted average diluted shares	113,306	114,344

NOTES:

(1)     Other (income) expense, which primarily consists of costs associated with credit default swaps in both periods and net realized gain/loss on marketable securities in 2015, is excluded from Adjusted FFO.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

March 31, 2016

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (8)	Debt Yield

Morgan Stanley Pool A - 7 hotels	August 2016	LIBOR + 4.35%	$—	$301,000	(2)	$301,000	$34,943	11.6%
Morgan Stanley Pool B - 5 hotels	August 2016	LIBOR + 4.38%	—	62,900	(2)	62,900	7,171	11.4%
JPM Chase Marriott Fremont - 1 hotel	August 2016	LIBOR + 4.20%	—	37,500	(2)	37,500	7,618	20.3%
Secured revolving credit facility - various	October 2016	Base Rate (6) + 2.00% or LIBOR + 3.00%	—	—	(5)	—	N/A	N/A
BAML Pool 1 & 2 - 8 hotels	January 2017	LIBOR + 4.95%	—	376,800	(2)	376,800	43,711	11.6%
Morgan Stanley MIP - 5 hotels	February 2017	LIBOR + 4.75%	—	200,000	(1)(7)	200,000	23,755	11.9%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2017	LIBOR + 4.95%	—	33,300	(2)	33,300	4,208	12.6%
Column Financial - 24 hotels	April 2017	LIBOR + 4.39%	—	1,070,560	(3)	1,070,560	112,991	10.6%
Wachovia 1 - 5 hotels	April 2017	5.95%	109,892	—		109,892	17,129	15.6%
Wachovia 2 - 7 hotels	April 2017	5.95%	120,221	—		120,221	17,439	14.5%
Wachovia 5 - 5 hotels	April 2017	5.95%	98,775	—		98,775	14,600	14.8%
Wachovia 6 - 5 hotels	April 2017	5.95%	150,297	—		150,297	18,858	12.5%
JPM Lakeway - 1 hotel	May 2017	LIBOR + 5.10%	—	25,100	(2)	25,100	1,220	4.9%
BAML Le Pavillon - 1 hotel	June 2017	LIBOR + 5.10%	—	43,750	(2)	43,750	3,921	9.0%
US Bank Indigo Atlanta - 1 hotel	June 2017	5.98%	15,934	—		15,934	2,298	14.4%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—	144,000	(2)	144,000	13,206	9.2%
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	—	35,200	(2)	35,200	3,848	10.9%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—	40,500	(2)	40,500	3,850	9.5%
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	—	412,500	(3)	412,500	48,629	11.8%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	97,556	—		97,556	14,400	14.8%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	106,713	—		106,713	26,084	24.4%
NorthStar Gainesville - 1 hotel	July 2018	LIBOR + 4.50%	—	21,200	(4)	21,200	2,533	11.9%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(4)	12,000	1,883	15.7%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,524	—		5,524	1,080	19.6%
GACC Gateway - 1 hotel	November 2020	6.26%	98,035	—		98,035	16,348	16.7%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	55,314	—		55,314	6,110	11.0%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,491	—		10,491	1,495	14.3%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,188	—		7,188	1,184	16.5%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,719	—		6,719	954	14.2%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	67,520	—		67,520	8,688	12.9%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,500	—		12,500	2,228	17.8%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,980	—		24,980	3,523	14.1%
BAML Pool 3 - 3 hotels	February 2025	4.45%	53,957	—		53,957	8,592	15.9%
BAML Pool 4 - 2 hotels	February 2025	4.45%	24,079	—		24,079	3,209	13.3%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,861	—		20,861	3,125	15.0%
Unencumbered hotels			—	—		—	2,333	N/A
			$1,086,556	$2,816,310		$3,902,866	$483,164	12.4%
Percentage			27.8%	72.2%		100.0%
Weighted average interest rate			5.42%	5.10%		5.19%

All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1) The interest rate on this mortgage loan is subject to a LIBOR floor of 0.20%.

(2) This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(3) This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(5) Our borrowing capacity under our secured revolving credit facility is $100.0 million.

(6) Base rate, as defined in the secured revolving credit facility agreement is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(7) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2016.

(8) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

March 31, 2016

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Wachovia 1 - 5 hotels	—	107,351	—	—	—	—	107,351
Wachovia 2 - 7 hotels	—	117,441	—	—	—	—	117,441
Wachovia 5 - 5 hotels	—	96,491	—	—	—	—	96,491
Wachovia 6 - 5 hotels	—	146,823	—	—	—	—	146,823
US Bank Indigo Atlanta - 1 hotel	—	15,583	—	—	—		15,583
Morgan Stanley Boston Back Bay - 1 hotel	—	—	94,226	—	—	—	94,226
Morgan Stanley Princeton/Nashville - 2 hotels	—	—	103,106	—	—	—	103,106
Omni American Bank Ashton - 1 hotel	—	—	—	5,168	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	—	200,000	—	—	200,000
Morgan Stanley Pool A - 7 hotels	—	—	—	301,000	—	—	301,000
Morgan Stanley Pool B - 5 hotels	—	—	—	62,900	—	—	62,900
JPM Chase Marriott Fremont - 1 hotel	—	—	—	37,500	—	—	37,500
GACC Gateway - 1 hotel	—	—	—	—	89,886	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	—	376,800	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	—	33,300	—	33,300
JPM Lakeway - 1 hotel	—	—	—	—	25,100	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	—	43,750	—	43,750
Morgan Stanley - 8 hotels	—	—	—	—	144,000	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	—	35,200	—	35,200
NorthStar Gainesville - 1 hotel	—	—	—	—	21,200	—	21,200
BAML W Atlanta - 1 hotel	—	—	—	—	40,500	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	—	12,000	—	12,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 4 - 2 hotels	—	—	—	—	—	19,707	19,707
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Column Financial - 24 hotels	—	—	—	—	—	1,070,560	1,070,560
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
BAML Pool - 17 hotels	—	—	—	—	—	412,500	412,500
Principal due in future periods	$—	$483,689	$197,332	$606,568	$821,736	$1,723,498	$3,832,823
Scheduled amortization payments remaining	12,513	16,196	6,644	6,970	6,914	20,806	70,043

Total indebtedness	$12,513	$499,885	$203,976	$613,538	$828,650	$1,744,304	$3,902,866

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

ALL HOTELS:

	Three Months Ended
	March 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$289,094	$—	$289,094	$199,206	$79,270	$278,476	45.12%	3.81%
RevPAR	$113.55	$—	$113.55	$112.81	$105.86	$110.74	0.66%	2.54%
Occupancy	74.38%	—	74.38%	77.01%	70.18%	74.98%	(3.42)%	(0.80)%
ADR	$152.67	$—	$152.67	$146.48	$150.84	$147.70	4.22%	3.36%

NOTES:

(1)      The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)      All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)      The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS

     NOT UNDER RENOVATION:

	Three Months Ended
	March 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$256,286	$—	$256,286	$179,380	$65,861	$245,241	42.87%	4.50%
RevPAR	$112.68	$—	$112.68	$111.71	$102.81	$109.17	0.87%	3.21%
Occupancy	74.79%	—	74.79%	76.77%	70.16%	74.89%	(2.58)%	(0.13)%
ADR	$150.65	$—	$150.65	$145.50	$146.54	$145.78	3.54%	3.34%

NOTES:

(1)         The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at March 31, 2016, and not under renovation during the three months ended March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above comparable information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, Courtyard Boston Billerica, Courtyard Irvine Foothill Ranch, Residence Inn Fairfax, SpringHill Suites Gaithersburg, SpringHill Suites Jacksonville, Towneplace Suites Manhattan Beach, Embassy Suites Houston, Renaissance Nashville, The Churchill, Courtyard Oakland Airport, Hilton Santa Fe, The Ashton, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended
	March 31,
	2016	2015	% Variance

Total hotel revenue	$365,517	$247,226	47.85%
Pre-acquisition adjustments	—	109,262	(100.00)%
Comparable total hotel revenue	$365,517	$356,488	2.53%

Hotel EBITDA	$117,610	$84,565	39.08%
Pre-acquisition adjustments	—	28,609	(100.00)%
Comparable Hotel EBITDA	$117,610	$113,174	3.92%
Hotel EBITDA Margin	32.18%	34.21%	(2.03)%
Comparable Hotel EBITDA Margin	32.18%	31.75%	0.43%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$56	$55	1.82%
Hotel EBITDA attributable to the Company and OP unitholders	$117,554	$84,510	39.10%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$117,554	$113,119	3.92%

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner.The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS

NOT UNDER RENOVATION:

	Three Months Ended
	March 31,
	2016	2015	% Variance

Total hotel revenue	$323,821	$223,693	44.76%
Pre-acquisition adjustments	—	90,348	(100.00)%
Comparable total hotel revenue	$323,821	$314,041	3.11%

Hotel EBITDA	$104,002	$75,910	37.01%
Pre-acquisition adjustments	—	22,790	(100.00)%
Comparable Hotel EBITDA	$104,002	$98,700	5.37%
Hotel EBITDA Margin	32.12%	33.93%	(1.82)%
Comparable Hotel EBITDA Margin	32.12%	31.43%	0.69%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$56	$55	1.82%
Hotel EBITDA attributable to the Company and OP unitholders	$103,946	$75,855	37.03%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$103,946	$98,645	5.37%

NOTES:

(1)         The above comparable information assumes the 117 hotel properties owned and included in the Company’s operations at March 31, 2016, and not under renovation during the three months ended March 31, 2016, were owned as of the beginning of the period presented.

(2)         All pre-acquisition information was obtained from the prior owner.The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, Courtyard Boston Billerica, Courtyard Irvine Foothill Ranch, Residence Inn Fairfax, Springhill Suites Gaithersburg, Springhill Suites Jacksonville, Towneplace Suites Manhattan Beach, Embassy Suites Houston, Renaissance Nashville, The Churchill, Courtyard Oakland Airport, Hilton Santa Fe, The Ashton, Westin Princeton

(5)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE 132 HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT MARCH 31, 2016:

	Actual	Pre- acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable
	2016	2016	2016	2015	2015	2015	2015	2015	2015	2015	2015	2015
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter

Total Hotel Revenue	$365,517	$—	$365,517	$351,103	$2,843	$353,946	$362,511	$8,193	$370,704	$367,186	$29,375	$396,561
Hotel EBITDA	$117,610	$—	$117,610	$107,400	$920	$108,320	$116,444	$3,029	$119,473	$128,076	$9,685	$137,761
Hotel EBITDA Margin	32.18%	—	32.18%	30.59%	32.36%	30.60%	32.12%	36.97%	32.23%	34.88%	32.97%	34.74%

EBITDA % of Total TTM	25.0%	—	24.4%	22.9%	6.7%	22.4%	24.8%	22.2%	24.7%	27.3%	71.0%	28.5%

JV Interests in EBITDA	$56	$—	$56	$73	$—	$73	$102	$—	$102	$89	$—	$89

	Actual	Pre- acquisition	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$1,446,317	$40,411	$1,486,728
Hotel EBITDA	$469,530	$13,634	$483,164
Hotel EBITDA Margin	32.46%	33.74%	32.50%

EBITDA % of Total TTM	100.00%	100.00%	100.0%

JV Interests in EBITDA	$320	$—	$320

NOTES:

(1)                  The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)                  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)                  The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)                  See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Three Months Ended March 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Atlanta, GA Area	11	2,070	$116.50	$—	$116.50	$97.43	$131.80	$114.78	19.57%	1.50%
Boston, MA Area	3	915	109.78	—	109.78	185.50	100.27	119.24	(40.82)%	(7.93)%
Dallas / Ft. Worth Area	7	1,518	115.98	—	115.98	114.74	115.68	114.96	1.08%	0.89%
Houston, TX Area	3	692	107.46	—	107.46	110.74	115.98	112.36	(2.96)%	(4.35)%
Los Angeles, CA Metro Area	8	1,901	137.58	—	137.58	116.79	119.82	117.25	17.81%	17.34%
Miami, FL Metro Area	3	587	185.00	—	185.00	181.28	—	181.28	2.05%	2.05%
Minneapolis - St. Paul, MN-WI Area	4	809	105.39	—	105.39	85.25	131.51	101.77	23.62%	3.55%
Nashville, TN Area	1	673	172.99	—	172.99	199.29	149.75	164.06	(13.20)%	5.44%
New York / New Jersey Metro Area	7	1,887	93.12	—	93.12	103.95	80.38	93.66	(10.42)%	(0.58)%
Orlando, FL Area	6	1,834	112.41	—	112.41	109.71	—	109.71	2.46%	2.46%
Philadelphia, PA Area	3	648	83.28	—	83.28	72.67	—	72.67	14.59%	14.59%
San Diego, CA Area	2	410	110.91	—	110.91	104.70	—	104.70	5.93%	5.93%
San Francisco - Oakland, CA Metro Area	6	1,368	146.37	—	146.37	138.49	—	138.49	5.68%	5.68%
Tampa, FL Area	3	680	140.09	—	140.09	132.64	122.12	128.82	5.61%	8.74%
Washington DC - MD - VA Area	10	2,466	111.01	—	111.01	116.61	91.86	112.17	(4.80)%	(1.03)%
Other Areas	55	9,519	101.11	—	101.11	103.53	83.16	100.36	(2.34)%	0.74%
Total Portfolio	132	27,977	$113.55	$—	$113.55	$112.81	$105.86	$110.74	0.66%	2.54%

NOTES:

(1)             The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)             All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)             The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Three Months Ended March 31,
	Number of	Number of	Actual	Pre-acquisition	Comparable		Actual	Pre-acquisition	Comparable		Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	% of Total	2015	2015	2015	% of Total	% Variance	% Variance

Atlanta, GA Area	11	2,070	$8,136	$—	$8,136	6.9%	$3,787	$4,489	$8,276	7.3%	114.84%	(1.69)%
Boston, MA Area	3	915	2,391	—	2,391	2.0%	1,311	1,662	2,973	2.6%	82.38%	(19.58)%
Dallas / Ft. Worth Area	7	1,518	7,468	—	7,468	6.3%	5,605	1,946	7,551	6.7%	33.24%	(1.10)%
Houston, TX Area	3	692	3,273	—	3,273	2.8%	2,220	1,402	3,622	3.2%	47.43%	(9.64)%
Los Angeles, CA Metro Area	8	1,901	11,448	—	11,448	9.7%	7,707	1,427	9,134	8.1%	48.54%	25.33%
Miami, FL Metro Area	3	587	5,260	—	5,260	4.5%	5,055	—	5,055	4.5%	4.06%	4.06%
Minneapolis - St. Paul, MN-WI Area	4	809	2,368	—	2,368	2.0%	1,476	733	2,209	2.0%	60.43%	7.20%
Nashville, TN Area	1	673	5,485	—	5,485	4.7%	1,980	2,975	4,955	4.4%	177.02%	10.70%
New York / New Jersey Metro Area	7	1,887	5,581	—	5,581	4.7%	3,889	1,613	5,502	4.9%	43.51%	1.44%
Orlando, FL Area	6	1,834	7,852	—	7,852	6.7%	7,525	—	7,525	6.6%	4.35%	4.35%
Philadelphia, PA Area	3	648	1,117	—	1,117	0.9%	769	—	769	0.7%	45.25%	45.25%
San Diego, CA Area	2	410	1,659	—	1,659	1.4%	1,455	—	1,455	1.3%	14.02%	14.02%
San Francisco - Oakland, CA Metro Area	6	1,368	8,059	—	8,059	6.9%	7,653	—	7,653	6.8%	5.31%	5.31%
Tampa, FL Area	3	680	4,555	—	4,555	3.9%	2,636	1,262	3,898	3.4%	72.80%	16.85%
Washington DC - MD - VA Area	10	2,466	8,990	—	8,990	7.6%	8,191	1,123	9,314	8.2%	9.75%	(3.48)%
Other Areas	55	9,519	33,968	—	33,968	29.0%	23,306	9,977	33,283	29.3%	45.75%	2.06%
Total Portfolio	132	27,977	$117,610	$—	$117,610	100.0%	$84,565	$28,609	$113,174	100.0%	39.08%	3.92%

NOTES:

(1)             The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)             All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)             The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)             See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

March 31, 2016

(in thousands except share price)

(unaudited)

March 31,
2016
End of quarter common shares outstanding	95,686
Partnership units outstanding (common share equivalents)*	20,617
Combined common shares and partnership units outstanding	116,303
Common stock price at quarter end	$6.38
Market capitalization at quarter end	$742,013
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Debt on balance sheet date	$3,902,866
Joint venture partner’s share of consolidated debt	$(2,086)
Net working capital (see below)	$(389,906)
Total enterprise value (TEV)	$4,646,785

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$45.59
Market value of Ashford Inc. investment	$27,270

Cash and cash equivalents	$226,850
Restricted cash	162,025
Accounts receivable, net	55,342
Prepaid expenses	22,671
Investment in securities investment fund	52,886
Due from affiliates, net	(9,079)
Due from third-party hotel managers, net	15,236
Market value of Ashford Inc. investment	27,270
Total current assets	$553,201

Accounts payable, net & accrued expenses	$140,405
Dividends payable	22,890
Total current liabilities	$163,295

Net working capital**	$389,906

* Total units outstanding = 21.60 million; impacted by current conversion factor.

** Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Trust, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2016
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Estimated	Estimated	Estimated
Embassy Suites Austin	150	x	x	x
Hilton Garden Inn Austin	254	x	x	x
Courtyard Boston Billerica	210	x	x
Courtyard Irvine Foothill Ranch	156	x	x
Residence Inn Fairfax	159	x	x
SpringHill Suites Gaithersburg	162	x	x
SpringHill Suites Jacksonville	102	x	x
Towneplace Suites Manhattan Beach	144	x	x
Embassy Suites Houston	150	x		x	x
Renaissance Nashville	673	x		x	x
The Churchill	173	x		x	x
Courtyard Oakland Airport	156	x
Hilton Santa Fe	158	x
The Ashton	39	x
Westin Princeton	296	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Las Vegas	220		x	x	x
Marriott Dallas Market Center	265		x	x	x
Courtyard Bloomington	117		x	x
Embassy Suites Orlando	174		x	x
Hampton Inn Lawrenceville	85		x	x
Hyatt Regency Coral Gables	253		x	x
Embassy Suites Philadelphia	263		x
Courtyard Ft. Lauderdale	174			x	x
Crowne Plaza Annapolis	196			x	x
Embassy Suites Dulles	150			x	x
Hampton Inn Parsippany	152			x	x
Hilton Garden Inn Virginia Beach	176			x	x
Hyatt Regency Savannah	351			x	x
Le Pavillion New Orleans	226			x	x
Marriott Crystal Gateway	697			x	x
Hilton St. Petersburg	333			x
Marriott San Antonio Plaza	251			x
Courtyard Basking Ridge	235				x
Hampton Inn Gainesville	124				x
Hilton Boston Back Bay	390				x
Marriott Omaha	300				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2016	2015	2015	2015	March 31, 2016
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Net income	$53,018	$43,305	$55,120	$53,933	$205,376
Income from consolidated entities attributable to noncontrolling interests	9	(8)	(33)	(45)	(77)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—
Net income attributable to the Company	53,027	43,297	55,087	53,888	205,299
Non-property adjustments	114	(8)	—	19,949	20,055
Interest Income	(10)	(9)	(10)	(8)	(37)
Interest expense	467	456	455	468	1,846
Amortization of loan cost	118	116	114	112	460
Depreciation and amortization	61,979	60,996	58,553	52,426	233,954
Income tax expense	26	118	60	—	204
Non-Hotel EBITDA ownership expense	1,898	2,426	2,152	1,196	7,672
(Income) loss from consolidated entities attributable to noncontrolling interests	(9)	8	33	45	77
Hotel EBITDA including amounts attributable to noncontrolling interest	117,610	107,400	116,444	128,076	469,530

Pre-acquisition Hotel EBITDA	—	920	3,029	9,685	13,634
Comparable Hotel EBITDA	$117,610	$108,320	$119,473	$137,761	$483,164

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended March 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$47,066	$5,952	$53,018	$447	$—	$(65,604)	$(12,139)
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	—	29	38
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	2,112	2,112
Net income (loss) attributable to the Company	47,075	5,952	53,027	447	—	(63,463)	(9,989)
Non-property adjustments	114	—	114	—	—	(114)	—
Interest Income	(10)	—	(10)	—	—	(53)	(63)
Interest expense	467	—	467	—	—	49,298	49,765
Amortization of loan cost	118	—	118	—	—	6,060	6,178
Depreciation and amortization	54,476	7,503	61,979	135	—	48	62,162
Income tax expense (benefit)	26	—	26	—	—	603	629
Non-Hotel EBITDA ownership expense	1,745	153	1,898	—	—	(1,898)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	(9)	—	(9)	(1)	—	10	—
Hotel EBITDA including amounts attributable to noncontrolling interest	104,002	13,608	117,610	581	—	(9,509)	108,682
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	—	(26)	(91)
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	—	(9)	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	(2,112)	(2,112)
Equity in loss of unconsolidated entities	—	—	—	—	—	519	519
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	115	115
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$103,946	$13,608	$117,554	$581	$—	$(11,022)	$107,113

Pre-acquisition Hotel EBITDA	—	—	—
Comparable Hotel EBITDA	$104,002	$13,608	$117,610

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended December 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$39,904	$3,401	$43,305	$108	$(69,540)	$(26,127)
(Income) loss from consolidated entities attributable to noncontrolling interest	(8)	—	(8)	—	30	22
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,113	4,113
Net income (loss) attributable to the Company	39,896	3,401	43,297	108	(65,397)	(21,992)
Non-property adjustments	—	(8)	(8)	—	8	—
Interest income	(9)	—	(9)	—	(14)	(23)
Interest expense	456	—	456	—	47,296	47,752
Amortization of loan cost	116	—	116	—	5,657	5,773
Depreciation and amortization	54,822	6,174	60,996	145	48	61,189
Income tax expense	111	7	118	—	(43)	75
Non-Hotel EBITDA ownership expense	2,378	48	2,426	1	(2,427)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	8	—	8	—	(8)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,778	9,622	107,400	254	(14,880)	92,774
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(65)	—	(65)	—	(24)	(89)
(Income) loss from consolidated entities attributable to noncontrolling interest	(8)	—	(8)	—	8	—
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,113)	(4,113)
Equity in earnings of unconsolidated entities	—	—	—	—	(759)	(759)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	846	846
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$97,705	$9,622	$107,327	$254	$(18,922)	$88,659

Pre-acquisition Hotel EBITDA	920	—	920
Comparable Hotel EBITDA	$98,698	$9,622	$108,320

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended September 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$46,225	$8,895	$55,120	$220	$(24)	$(74,827)	$(19,511)
Income from consolidated entities attributable to noncontrolling interests	(33)	—	(33)	—	—	30	(3)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	3,193	3,193
Net income (loss) attributable to the Company	46,192	8,895	55,087	220	(24)	(71,604)	(16,321)
Non-property adjustments	—	—	—	—	—	—	—
Interest Income	(9)	(1)	(10)	—	—	(11)	(21)
Interest expense	455	—	455	—	—	46,112	46,567
Amortization of loan cost	114	—	114	—	—	5,178	5,292
Depreciation and amortization	51,727	6,826	58,553	139	—	49	58,741
Income tax expense (benefit)	60	—	60	—	—	1,661	1,721
Non-Hotel EBITDA ownership expense	2,014	138	2,152	6	—	(2,158)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	33	—	33	(1)	—	(32)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	100,586	15,858	116,444	364	(24)	(20,805)	95,979
Less: EBITDA adjustments attributable to non-controlling interest	(69)	—	(69)	—	—	(20)	(89)
Income from consolidated entities attributable to noncontrolling interests	(33)	—	(33)	—	—	33	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	(3,193)	(3,193)
Equity in loss of unconsolidated entities	—	—	—	—	—	437	437
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	675	675
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	509	509
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$100,484	$15,858	$116,342	$364	$(24)	$(22,364)	$94,318

Pre-acquisition Hotel EBITDA	3,029	—	3,029
Comparable Hotel EBITDA	$103,615	$15,858	$119,473

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a)  Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended June 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$45,886	$8,047	$53,933	$399	$(1)	$(69,088)	$(14,757)
Income from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	—	31	(14)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	2,527	2,527
Net income (loss) attributable to the Company	45,841	8,047	53,888	399	(1)	(66,530)	(12,244)
Non-property adjustments	17,132	2,817	19,949	—	—	(19,949)	—
Interest Income	(7)	(1)	(8)	—	—	(22)	(30)
Interest expense	468	—	468	—	—	42,418	42,886
Amortization of loan cost	112	—	112	—	—	4,497	4,609
Depreciation and amortization	46,144	6,282	52,426	140	—	50	52,616
Income tax expense (benefit)	—	—	—	—	—	2,089	2,089
Non-Hotel EBITDA ownership expense	887	309	1,196	1	—	(1,197)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	45	—	45	(1)	—	(44)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	110,622	17,454	128,076	539	(1)	(38,688)	89,926
Less: EBITDA adjustments attributable to non-controlling interest	(44)	—	(44)	—	—	(36)	(80)
Income from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	—	45	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	(2,527)	(2,527)
Equity in loss of unconsolidated entities	—	—	—	—	—	(2,855)	(2,855)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	1,586	1,586
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	4,221	4,221
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$110,533	$17,454	$127,987	$539	$(1)	$(38,254)	$90,271

Pre-acquisition Hotel EBITDA	8,902	783	9,685
Comparable Hotel EBITDA	$119,524	$18,237	$137,761

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a)  Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended March 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$40,905	$5,136	$46,041	$387	$(1,281)	$321,660	$366,807
Income from consolidated entities attributable to noncontrolling interests	(4)	—	(4)	—	—	29	25
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	(45,336)	(45,336)
Net income (loss) attributable to the Company	40,901	5,136	46,037	387	(1,281)	276,353	321,496
Non-property adjustments	—	—	—	—	—	—	—
Interest Income	(6)	(1)	(7)	—	—	(9)	(16)
Interest expense	1	—	1	—	—	31,628	31,629
Amortization of loan cost	—	—	—	—	—	3,006	3,006
Depreciation and amortization	34,015	3,496	37,511	139	164	50	37,864
Income tax expense (benefit)	—	—	—	—	—	825	825
Non-Hotel EBITDA ownership expense	995	24	1,019	(1)	4	(1,022)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	4	—	4	(1)	—	(3)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	75,910	8,655	84,565	524	(1,113)	310,828	394,804
Less: EBITDA adjustments attributable to non-controlling interest	(51)	—	(51)	—	—	(22)	(73)
(Income) loss from consolidated entities attributable to noncontrolling interests	(4)		(4)			4	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	45,336	45,336
Equity in loss of unconsolidated entities	—	—	—	—	—	6,622	6,622
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	(2,278)	(2,278)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	2,910	2,910
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	11,982	11,982
Hotel EBITDA attributable to the Company and OP unitholders	$75,855	$8,655	$84,510	$524	$(1,113)	$375,382	$459,303

Pre-acquisition Hotel EBITDA	22,790	5,819	28,609
Comparable Hotel EBITDA	$98,700	$14,474	$113,174

NOTES:

(1)         The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a)  Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Twelve Months Ended March 31, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$16,908	$(17,848)	$4,447	$23,594	$11,794	$185	$46,148	$10,524	$9,378	$7,229	$9,432	$(883)	$309	$187	$1,614	$1,630	$895	$23,966
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	16,908	(17,848)	4,447	23,594	11,794	185	46,148	10,524	9,378	7,229	9,432	(883)	309	187	1,614	1,630	895	23,966
Non-property adjustments	—	19,949	—	—	—	—	—	—	—	—	—	—	114	—	—	—	—	—
Interest income	(1)	(1)	—	(8)	—	—	(2)	(1)	(1)	—	(6)	—	—	—	—	—	—	(8)
Interest expense	—	—	—	4	—	1,794	—	—	—	—	—	—	—	—	48	—	—	—
Amortization of loan cost	—	—	—	—	—	460	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	17,163	4,509	3,173	19,912	11,684	1,738	66,118	6,351	7,905	7,082	9,167	1,960	2,182	632	7,662	1,389	2,129	22,701
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	873	553	(2)	209	277	31	727	196	133	289	265	143	188	127	477	47	80	1,963
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	34,943	7,171	7,618	43,711	23,755	4,208	112,991	17,129	17,439	14,600	18,858	1,220	2,793	946	9,801	3,066	3,104	48,629

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	1,128	1,352	3,405	782	746	—

Comparable Hotel EBITDA	$34,943	$7,171	$7,618	$43,711	$23,755	$4,208	$112,991	$17,129	$17,439	$14,600	$18,858	$1,220	$3,921	$2,298	$13,206	$3,848	$3,850	$48,629

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$8,987	$14,276	$1,263	$497	$582	$10,679	$153	$484	$370	$173	$6,142	$1,662	$2,439	$4,864	$1,094	$2,079	$123	$205,376
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(54)	(24)	—	—	—	—	—	—	1	(77)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	8,987	14,276	1,263	497	582	10,679	153	484	316	149	6,142	1,662	2,439	4,864	1,094	2,079	124	205,299
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	20,055
Interest income	—	—	—	—	—	(4)	—	—	—	—	—	—	—	(4)	—	—	(1)	(37)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,846
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	460
Depreciation and amortization	5,333	11,502	1,016	459	470	5,482	1,272	930	802	660	2,517	538	1,042	3,677	2,097	1,033	1,667	233,954
Income tax expense	—	(4)	—	—	—	—	—	—	—	109	—	—	—	—	—	—	—	204
Non-Hotel EBITDA ownership expense	80	310	43	42	28	191	6	81	12	12	29	28	42	55	18	13	106	7,672
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	54	24	—	—	—	—	—	—	(1)	77
Hotel EBITDA including amounts attributable to noncontrolling interest	14,400	26,084	2,322	998	1,080	16,348	1,431	1,495	1,184	954	8,688	2,228	3,523	8,592	3,209	3,125	1,887	469,530

Pre-acquisition Hotel EBITDA	—	—	211	885	—	—	4,679	—	—	—	—	—	—	—	—	—	446	13,634

Comparable Hotel EBITDA	$14,400	$26,084	$2,533	$1,883	$1,080	$16,348	$6,110	$1,495	$1,184	$954	$8,688	$2,228	$3,523	$8,592	$3,209	$3,125	$2,333	$483,164

NOTES:

(1)   The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$5,352	$174	$1,362	$5,593	$987	$94	$9,742	$2,981	$2,691	$3,204	$2,040	$(642)	$237	$188	$(183)	$211	$404	$6,692
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,352	174	1,362	5,593	987	94	9,742	2,981	2,691	3,204	2,040	(642)	237	188	(183)	211	404	6,692
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	114	—	—	—	—	—
Interest income	—	—	—	(4)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(1)
Interest expense	—	—	—	1	—	451	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	118	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,522	1,349	807	5,077	2,972	457	16,476	1,652	2,012	1,875	2,382	549	689	343	2,479	451	713	6,014
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	211	113	2	259	35	3	164	126	6	76	23	(2)	70	48	78	1	3	426
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,085	1,636	2,171	10,926	3,994	1,123	26,382	4,759	4,709	5,155	4,443	(95)	1,110	579	2,389	663	1,120	13,131

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$10,085	$1,636	$2,171	$10,926	$3,994	$1,123	$26,382	$4,759	$4,709	$5,155	$4,443	$(95)	$1,110	$579	$2,389	$663	$1,120	$13,131

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$(42)	$3,107	$369	$53	$157	$2,075	$(26)	$240	$12	$(53)	$2,215	$421	$526	$1,693	$1,233	$481	$(570)	$53,018
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(1)	10	—	—	—	—	—	—	—	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	(42)	3,107	369	53	157	2,075	(26)	240	11	(43)	2,215	421	526	1,693	1,233	481	(570)	53,027
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	(1)	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	118
Depreciation and amortization	1,378	2,924	278	177	103	1,552	815	231	217	170	640	117	280	941	554	262	521	61,979
Income tax expense	—	—	—	—	—	—	—	—	—	26	—	—	—	—	—	—	—	26
Non-Hotel EBITDA ownership expense	115	(10)	2	1	—	51	5	19	2	2	—	5	14	16	5	3	26	1,898
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	1	(10)	—	—	—	—	—	—	—	(9)
Hotel EBITDA including amounts attributable to noncontrolling interest	1,451	6,021	649	231	260	3,677	794	490	231	145	2,855	543	820	2,649	1,792	746	(24)	117,610

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$1,451	$6,021	$649	$231	$260	$3,677	$794	$490	$231	$145	$2,855	$543	$820	$2,649	$1,792	$746	$(24)	$117,610

NOTES:

(1)  The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$3,343	$481	$843	$4,590	$1,544	$(165)	$8,942	$2,116	$1,555	$1,619	$1,724	$(440)	$274	$(1)	$265	$616	$275	$3,983
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,343	481	843	4,590	1,544	(165)	8,942	2,116	1,555	1,619	1,724	(440)	274	(1)	265	616	275	3,983
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	—	(2)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(2)
Interest expense	—	—	—	1	—	440	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	116	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,357	1,092	795	4,997	2,956	455	17,139	1,661	2,038	1,842	2,349	514	648	289	2,441	441	710	5,793
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	97	211	2	20	183	4	136	58	96	124	173	38	32	79	166	(1)	66	671
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,796	1,793	1,640	9,606	4,683	850	26,217	3,894	3,713	3,585	4,244	112	954	367	2,887	1,056	1,051	10,452

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	—	99	—	—	—	—

Comparable Hotel EBITDA	$7,796	$1,793	$1,640	$9,606	$4,683	$850	$26,217	$3,894	$3,713	$3,585	$4,244	$112	$954	$466	$2,887	$1,056	$1,051	$10,452

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$1,886	$3,137	$420	$56	$197	$2,522	$179	$16	$71	$2	$1,233	$283	$464	$907	$(5)	$392	$(19)	$43,305
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(10)	1	—	—	—	—	—	—	1	(8)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	1,886	3,137	420	56	197	2,522	179	16	61	3	1,233	283	464	907	(5)	392	(18)	43,297
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(9)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	456
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116
Depreciation and amortization	1,384	2,897	283	175	85	1,353	457	233	218	169	632	129	259	943	549	265	448	60,996
Income tax expense	—	(4)	—	—	—	—	—	—	—	23	—	—	—	—	—	—	—	118
Non-Hotel EBITDA ownership expense	(5)	17	2	14	—	104	1	37	2	2	16	17	9	30	3	1	21	2,426
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	10	(1)	—	—	—	—	—	—	(1)	8
Hotel EBITDA including amounts attributable to noncontrolling interest	3,265	6,047	705	245	282	3,978	637	286	291	196	1,881	429	732	1,879	547	658	442	107,400

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	821	—	—	—	—	—	—	—	—	—	—	920

Comparable Hotel EBITDA	$3,265	$6,047	$705	$245	$282	$3,978	$1,458	$286	$291	$196	$1,881	$429	$732	$1,879	$547	$658	$442	$108,320

NOTES:

(1)  The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$3,129	$341	$1,358	$5,961	$5,164	$77	$10,097	$2,711	$2,452	$476	$2,578	$146	$(273)	$—	$1,268	$698	$216	$5,017
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,129	341	1,358	5,961	5,164	77	10,097	2,711	2,452	476	2,578	146	(273)	—	1,268	698	216	5,017
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	(1)	—	—	(1)	(1)	(1)	—	(1)	—	—	—	—	—	—	(3)
Interest expense	—	—	—	1	—	438	—	—	—	—	—	—	—	—	16	—	—	—
Amortization of loan cost	—	—	—	—	—	114	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,263	1,008	788	4,969	2,915	444	16,904	1,559	1,933	1,721	2,240	512	646	—	2,377	431	706	5,588
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	231	193	(9)	(140)	105	2	436	54	58	22	94	53	63	—	157	39	11	471
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,623	1,542	2,137	10,790	8,184	1,075	27,436	4,323	4,442	2,219	4,911	711	436	—	3,818	1,168	933	11,073

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	—	689	—	—	—	—

Comparable Hotel EBITDA	$7,623	$1,542	$2,137	$10,790	$8,184	$1,075	$27,436	$4,323	$4,442	$2,219	$4,911	$711	$436	$689	$3,818	$1,168	$933	$11,073

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$3,541	$3,387	$252	$388	$105	$2,013	$—	$94	$154	$81	$1,052	$479	$701	$921	$(474)	$539	$471	$55,120
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(22)	(11)	—	—	—	—	—	—	—	(33)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,541	3,387	252	388	105	2,013	—	94	132	70	1,052	479	701	921	(474)	539	471	55,087
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	455
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114
Depreciation and amortization	1,364	2,843	270	107	106	1,304	—	234	206	166	624	143	251	908	510	258	255	58,553
Income tax expense	—	—	—	—	—	—	—	—	—	60	—	—	—	—	—	—	—	60
Non-Hotel EBITDA ownership expense	73	65	16	27	23	47	—	13	7	6	5	2	7	4	6	4	7	2,152
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	22	11	—	—	—	—	—	—	—	33
Hotel EBITDA including amounts attributable to noncontrolling interest	4,978	6,295	538	522	234	3,363	—	341	367	313	1,681	624	959	1,832	42	801	733	116,444

Pre-acquisition Hotel EBITDA	—	—	—	379	—	—	1,955	—	—	—	—	—	—	—	—	—	6	3,029

Comparable Hotel EBITDA	$4,978	$6,295	$538	$901	$234	$3,363	$1,955	$341	$367	$313	$1,681	$624	$959	$1,832	$42	$801	$739	$119,473

NOTES:

(1) The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2) All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 - 5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$5,084	$(18,844)	$884	$7,450	$4,099	$179	$17,367	$2,716	$2,680	$1,930	$3,090	$53	$71	$—	$264	$105	$—	$8,274
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,084	(18,844)	884	7,450	4,099	179	17,367	2,716	2,680	1,930	3,090	53	71	—	264	105	—	8,274
Non-property adjustments	—	19,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(1)	—	(1)	—	—	(1)	—	—	—	(1)	—	—	—	—	—	—	(2)
Interest expense	—	—	—	1	—	465	—	—	—	—	—	—	—	—	2	—	—	—
Amortization of loan cost	—	—	—	—	—	112	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,021	1,060	783	4,869	2,841	382	15,599	1,479	1,922	1,644	2,196	385	199	—	365	66	—	5,306
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	334	36	3	70	(46)	22	(9)	(42)	(27)	67	(25)	54	23	—	76	8	—	395
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	9,439	2,200	1,670	12,389	6,894	1,160	32,956	4,153	4,575	3,641	5,260	492	293	—	707	179	—	13,973

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	1,128	564	3,405	782	746	—

Comparable Hotel EBITDA	$9,439	$2,200	$1,670	$12,389	$6,894	$1,160	$32,956	$4,153	$4,575	$3,641	$5,260	$492	$1,421	$564	$4,112	$961	$746	$13,973

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$3,602	$4,645	$222	$—	$123	$4,069	$—	$134	$133	$143	$1,642	$479	$748	$1,343	$340	$667	$241	$53,933
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(21)	(24)	—	—	—	—	—	—	—	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,602	4,645	222	—	123	4,069	—	134	112	119	1,642	479	748	1,343	340	667	241	53,888
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	19,949
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(8)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	468
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	112
Depreciation and amortization	1,207	2,838	185	—	176	1,273	—	232	161	155	621	149	252	885	484	248	443	52,426
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	(103)	238	23	—	5	(11)	—	12	1	2	8	4	12	5	4	5	52	1,196
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	21	24	—	—	—	—	—	—	—	45
Hotel EBITDA including amounts attributable to noncontrolling interest	4,706	7,721	430	—	304	5,330	—	378	295	300	2,271	632	1,012	2,232	828	920	736	128,076

Pre-acquisition Hotel EBITDA	—	—	211	506	—	—	1,903	—	—	—	—	—	—	—	—	—	440	9,685

Comparable Hotel EBITDA	$4,706	$7,721	$641	$506	$304	$5,330	$1,903	$378	$295	$300	$2,271	$632	$1,012	$2,232	$828	$920	$1,176	$137,761

NOTES:

(1)   The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$4,182	$(862)	$4,414	$1,550	$6,484	$3,881	$(72)	$3,251	$773	$5,471	$(226)	$588	$5,462	$3,139	$3,730	$11,253	$53,018
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	4,182	(862)	4,414	1,550	6,484	3,881	(72)	3,251	773	5,471	(226)	588	5,462	3,139	3,730	11,262	53,027
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114	114
Interest income	—	—	—	—	—	—	—	—	(2)	(2)	—	—	(1)	—	(3)	(2)	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467	467
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	118	118
Depreciation and amortization	3,848	3,112	3,022	1,736	4,885	1,329	2,425	2,243	4,699	2,303	1,326	1,049	2,455	1,365	5,160	21,022	61,979
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26	26
Non-Hotel EBITDA ownership expense	106	141	32	(13)	79	50	15	(9)	111	80	17	22	143	51	103	970	1,898
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	(9)
Hotel EBITDA including amounts attributable to noncontrolling interest	8,136	2,391	7,468	3,273	11,448	5,260	2,368	5,485	5,581	7,852	1,117	1,659	8,059	4,555	8,990	33,968	117,610
																	—
Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
																	—
Comparable Hotel EBITDA	$8,136	$2,391	$7,468	$3,273	$11,448	$5,260	$2,368	$5,485	$5,581	$7,852	$1,117	$1,659	$8,059	$4,555	$8,990	$33,968	$117,610

NOTES:

(1)   The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$2,032	$323	$3,359	$1,128	$4,066	$3,939	$142	$1,461	$1,508	$5,438	$(534)	$414	$5,260	$1,797	$4,517	$11,191	$46,041
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	2,032	323	3,359	1,128	4,066	3,939	142	1,461	1,508	5,438	(534)	414	5,260	1,797	4,517	11,187	46,037
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	(1)	—	—	—	(2)	(1)	—	—	—	—	(2)	(1)	(7)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	1
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,764	859	2,219	1,047	3,632	1,107	1,337	518	2,338	1,910	1,141	1,046	2,263	843	3,609	11,878	37,511
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	(9)	129	27	45	10	9	(3)	1	45	178	162	(5)	130	(4)	67	237	1,019
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4
Hotel EBITDA including amounts attributable to noncontrolling interest	3,787	1,311	5,605	2,220	7,707	5,055	1,476	1,980	3,889	7,525	769	1,455	7,653	2,636	8,191	23,306	84,565
																	—
Pre-acquisition Hotel EBITDA	4,489	1,662	1,946	1,402	1,427	—	733	2,975	1,613	—	—	—	—	1,262	1,123	9,977	28,609
																	—
Comparable Hotel EBITDA	$8,276	$2,973	$7,551	$3,622	$9,134	$5,055	$2,209	$4,955	$5,502	$7,525	$769	$1,455	$7,653	$3,898	$9,314	$33,283	$113,174

NOTES:

(1)   The above comparable information assumes the 132 hotel properties owned and included in the Company’s operations at March 31, 2016,  were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.